THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND THE SECURITIES LAWS OF ANY STATE. THE NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECAT-ED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGIS-TERED UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO NETLIVE COMMUNICATIONS INC. IS RECEIVED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH 1933 ACT OR SUCH STATE SECURITIES LAWS.


                         GLOBAL REALTY DEVELOPMENT CORP
                         ------------------------------
                                 Promissory Note


AUAP  -  Note  1                                                     AUD$465,000

Global Realty Development Corp, a Delaware corporation (the "Company"), for value received, hereby promises to pay to the order of Dominion Estates Pty Ltd
                                                        ------------------------
(administrator appointed) (ACN 072 221 375) (the "Payee"), of c/- Simon Wallace-Smith, Deloitte, 180 Lonsdale Street, Melbourne VIC 3000, fourteen (14) days from the date hereof or as otherwise may be agreed to between the parties in writing pursuant to the Deed of Company Arrangement ("DOCA"), the principal sum of FOUR HUNDRED SIXTY-FIVE THOUSAND AUSTRALIAN DOLLARS (AUD$465,000) (or such lesser principal amount as may then be outstanding). Notwithstanding the forego-ing, the principal amount of the Note may be prepaid by the Company, in whole or in part, without premium or penalty, at any time. In the event that the
Note is not paid within the prescribed period of the DOCA, the Note shall bear interest from and after such date at the rate of 10% per annum.

If the Company shall fail to make a payment of principal when due; or shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankrupt-cy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or any substan-tial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Company, which remains undismissed for a period of thirty (30) days or more; or if the Company, by any act or omission shall indicate consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of, a custodian, receiver or any trustee for all or any substantial part of its properties, or if the Company shall suffer such custodianship, receivership, or trusteeship to continue undischarged for a period of thirty (30) days or more, or the Company violates any term or provision of this Note and same remains uncured for a period of 30 days after written notice thereof by any holder of this Note, then and in any such event (each such event, an "Event of Default"), the outstanding principal amount of this Note shall be and become immediately due and payable.

Payments of principal are to be made in lawful money of the United States of America at the principal office of the Payee.

     1. Restrictions on Transfer

     The holder acknowledges that he has been advised by the Company that this Note has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Note is being issued, on the basis of the statutory exemption provided by Section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the holder in the holder's Subscription Agreement. The holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particu-lar, the holder agrees that no sale, assignment, hypothecation or transfer of the Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment, hypothecation, transfer or other disposition, unless (i) the sale, assignment, hypothecation, transfer or other disposition of the Note is registered under the Securities Act, provided, that the Company has no obligation or intention to so register the Note in connection herewith, or (ii) the Note is sold, assigned, hypothecated, transferred or otherwise disposed of in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

     2. Covenants of Company

          (a) The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

                (i) Promptly pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof, except where the failure to so pay would not have a material effect on the Company; provided, however, that the Company shall not be required to pay and discharge any such tax, assess-ment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

                (ii) Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all material laws applicable to the Company as its counsel may advise;

                        (iii) At all times keep true and correct books, records and accounts.

     3.   Miscellaneous

          3.1 All the covenants and agreements made by the holder of this Note and the Company in this Note shall bind their respective successors and assigns.

          3.2 No recourse shall be had for the payment of the principal on this Note or for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corpora-tion, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consider-ation for the issue hereof.

          3.3 No course of dealing between the Company and the holder hereof shall operate as a waiver of any right of any holder hereof, and no delay on the part of the holder in exercising any right hereunder shall so operate. Any such waiver must be in writing and signed by the holder hereof and the Company.

          3.4 This Note may be amended only by a written instru-ment executed by the Company and the holder hereof.

          3.5 All communications provided for herein shall be sent, except as may be otherwise specifically provided, by registered or certified mail: if to the holder of this Note, to the address shown on the books of the Company; and if to the Company, to:
               Global Realty Development Corp , 11555 Heron Bay Boulevard, Suite 200, Coral Springs, Florida 33076, Attention: Robert Kohn, or to such other address as the Company may advise the holder of this
               Note in writing. Notices shall be deemed given three days after it is mailed.

          3.6 The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of New York. This Note shall be deemed a contract made under the laws of the State of New York and the validity of this Note and all rights and liabilities hereunder shall be determined under the laws of said State.

          3.7 The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

IN WITNESS WHEREOF, Global Realty Development Corp has caused this Note to be executed in its corporate name by an appropriate officer of the Company.

Dated:  As  of  August  20,  2005


                    GLOBAL  REALTY  DEVELOPMENT  CORP
                    ---------------------------------


                    By:  /s/ Roger  Charles  Davis
                         --------------------------
                             Name:  Roger  Charles  Davis
                             Position:




/s/  Nicholas  Holt
-------------------
Signature  of  Witness


  Nicholas  Holt
(Print)  Full  Name  of  Witness


--------------------------------
Address  of  Witness